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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 13, 2008

                                    NN, Inc.
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             (Exact name of registrant as specified in its charter)

    Delaware                           0-23486                   62-1096725
(State or other
jurisdiction of incorporation)    (Commission File Number)     (IRS Employer
                                                             Identification No.)

                             2000 Waters Edge Drive
                          Johnson City, Tennessee 37604
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (423)743-9151

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy  the  obligation  of  the  registrant  under  any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act (17CFT
     230.425)

|_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17CFT
     240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17CFT 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13c-4(c)  under  the
     Exchange Act (17CFT 240.13c-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 16, 2008, NN, Inc. (the "Company")  entered into a Rights  Agreement dated as of December 16, 2008 (the "Rights  Agreement")  between the Company and
Computershare Trust Company, N.A., as Rights Agent. The following summary of the principal  terms of the Rights  Agreement is a general  description  only and is subject to the detailed terms and conditions of the Rights Agreement. The Rights
Agreement is attached as Exhibit 4.1 to this  Current  Report on Form 8-K and is incorporated herein by reference.

Issuance of Rights for Outstanding Common Shares

Pursuant to the Rights  Agreement,  the Board of  Directors  of the Company (the
"Board") declared a dividend  distribution of one preferred share purchase right
(a "Right") for each outstanding share of common stock,  $0.01 par value, of the
Company (the "Common Shares"). The dividend is payable on December 15, 2008 (the
"Record Date") to the stockholders of record as of the close of business on that date. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, $0.01
par value, of the Company (the "Preferred Shares") at a purchase price of $14.00
(the "Purchase Price"), subject to adjustment.

Rights Evidenced by Common Share Certificates

The Rights will not be exercisable  until the Distribution Date (defined below).
Until the Distribution Date,  certificates for the Rights ("Right Certificates")
will  not be sent to  stockholders  and the  Rights  will  attach  to and  trade
together  with  the  Common  Shares.  Accordingly,   Common  Share  certificates
outstanding  on the Record Date will evidence the Rights  related  thereto,  and
Common Share  certificates  issued after the Record Date will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier  redemption or  expiration of the Rights),  the surrender or transfer of any certificates  for Common Shares  outstanding as of the Record Date will also constitute  the  transfer  of the  Rights  associated  with  the  Common  Shares represented by such certificate.

Distribution Date

The Rights will  separate from the Common  Shares,  Right  Certificates  will be issued,  and the Rights  will  become  exercisable  upon the earlier of: (i) the close of business on the tenth (10th) business day (or such later date as may be determined  by action of the Board  prior to such time as any person  becomes an
Acquiring  Person)  following  a public  announcement  that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired beneficial ownership of 15% or more of the  outstanding  Common Shares or (ii) the close of business  on the  tenth  (10th)  business  day  (or  such  later  date as may be determined  by action of the Board  prior to such time as any person  becomes an
Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in such person  becoming an  Acquiring  Person (the  earlier of such dates being called the "Distribution Date").

Issuance of Rights Certificates; Expiration of Rights

As  soon  as  practicable   following  the  Distribution  Date,  separate  Right
Certificates  will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right  Certificates alone will evidence the Rights from and after the Distribution  Date. The Rights will expire on the  earliest  of (i) the close of business on December  16, 2011
(the "Final  Expiration  Date"), or (ii) redemption or exchange of the Rights as described below.

Initial Exercise of the Rights

Following the  Distribution  Date, and until one of the further events described below, holders of the Rights will be entitled to receive,  upon exercise and the payment of the Purchase Price, one one-hundredth  share of the Preferred Shares.
In the  event  that  the  Company  does  not have  sufficient  Preferred  Shares available for all Rights to be

exercised,  or the Board  decides that such action is necessary and not contrary to the interests of Rights  holders,  the Company may instead  substitute  cash, assets or other  securities for the Preferred  Shares for which the Rights would have been exercisable under this provision or as described below.

Right to Buy Company Common Shares

Unless the Rights are earlier  redeemed,  in the event that an Acquiring  Person becomes  the  beneficial  owner  of  15%  or  more  of the  Common  Shares  then outstanding,  then proper  provision will be made so that each holder of a Right which has not previously been exercised (other than Rights beneficially owned by the Acquiring  Person,  which will  thereafter be void) will thereafter have the right to receive, upon exercise, Common Shares having a value equal to two times the Purchase Price.

Right to Buy Acquiring Company Stock

Similarly,  unless the Rights are earlier redeemed, in the event that, after the earlier of the date of (i) public  announcement  by the Company or an  Acquiring
Person that an Acquiring Person has become such or (ii) the public disclosure of facts by the Company or an Acquiring Person  indicating that an Acquiring Person has become  such,  (x) the  Company is  acquired  in a merger or other  business combination transaction, or (y) 50% or more of the Company's consolidated assets or earning power are sold (other than in  transactions in the ordinary course of business),  proper  provision  must be made so that each holder of a Right which has not previously been exercised (other than Rights  beneficially  owned by the
Acquiring Person,  which will thereafter be void) will thereafter have the right to receive,  upon  exercise,  shares of common  stock of the  acquiring  company having a value equal to two times the Purchase Price.

Exchange Provision

At any time after the  acquisition by an Acquiring  Person of 15% or more of the outstanding  Common Shares and prior to the acquisition by such Acquiring Person of a majority or more of the outstanding  Common Shares,  the Board may exchange the Rights  (other than Rights owned by the  Acquiring  Person),  in whole or in part,  at  an  exchange  ratio  of  one  Common  Share  per  Right  (subject  to adjustment).

Redemption

At any time prior to the time any person becomes an Acquiring Person,  the Board may redeem the Rights in whole,  but not in part, at a price of $0.001 per Right
(the "Redemption  Price"). The redemption of the Rights may be made effective at such  time,  on such  basis  and with such  conditions  as the Board in its sole discretion may  establish.  Immediately  upon any redemption of the Rights,  the right to exercise the Rights will terminate and the only right of the holders of
Rights will be to receive the Redemption Price.

Adjustments to Prevent Dilution

The Purchase  Price payable,  the number of Rights,  and the number of Preferred
Shares or Common Shares or other  securities or property  issuable upon exercise of the Rights are subject to adjustment from time to time in connection with the dilutive  issuances  by the Company as set forth in the Rights  Agreement.  With certain  exceptions,  no adjustment in the Purchase Price will be required until cumulative  adjustments  require an  adjustment  of at least 1% in such Purchase
Price.

Cash Paid Instead of Issuing Fractional Shares

No fractional  portion less than integral  multiples of one  one-hundredth  of a share of  Preferred  Shares will be issued upon  exercise of a Right and in lieu thereof,  an  adjustment  in cash will be made based on the market  price of the
Preferred Shares on the last trading date prior to the date of exercise.

No Stockholders' Rights Prior to Exercise

Until a Right is exercised,  the holder thereof, as such, will have no rights as a stockholder of the Company (other than any rights resulting from such holder's ownership of Common Shares), including, without limitation, the right to vote or to receive dividends.

Amendment of Rights Agreement

The terms of the Rights may be amended by the Board  without  the consent of the holders  of the  Rights,  except  that  from and after  such time as any  person becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights (other than the Acquiring Person and its Affiliates and Associates).

Rights and Preferences of the Preferred Shares

Preferred Shares purchasable upon exercise of the Rights will not be redeemable.
Each  Preferred  Share will be entitled to a quarterly  dividend  payment of 100 times the dividend  declared per Common Share. In the event of liquidation,  the holders of the Preferred Shares will be entitled to an aggregate  payment of 100 times the aggregate  payment made per Common Share.  Each  Preferred  Share will have 100 votes,  voting  together  with the Common  Shares.  In the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred  Share will be entitled to receive 100 times the amount  received per  common  Share.  These  rights  are  protected  by  customary  anti-dilution provisions.

Because  of the nature of the  dividend,  liquidation  and voting  rights of the shares of the Preferred Shares, the value of the one one-hundredth interest in a
Preferred Share  purchasable upon exercise of each Right should  approximate the value of one Common Share.

Certain Anti-takeover Effects

The Rights  approved by the Board are designed to protect and maximize the value of  the  outstanding  equity  interests  in  the  Company  in  the  event  of an unsolicited  attempt by an acquiror to take over the Company,  in a manner or on terms not approved by the Board.  Takeover attempts  frequently include coercive tactics  to  deprive  the  Company's  Board  and its  stockholders  of any  real opportunity  to  determine  the  destiny of the  Company.  The Rights  have been declared  by the  Board in order to deter  such  tactics,  including  a  gradual accumulation  of shares in the open  market of a 15% or greater  position  to be followed by a merger or a partial or two-tier  tender  offer that does not treat all stockholders equally. These tactics unfairly pressure stockholders,  squeeze them out of their  investment  without  giving  them any real choice and deprive them of the full value of their shares.

The Rights are not intended to prevent a takeover of the Company and will not do
so. The Rights may be  redeemed by the Company at $.001 per Right at any time on or prior to the public  announcement  of the  accumulation of 15% or more of the
Common Shares by a single acquiror or group. Accordingly,  the Rights should not interfere with any merger or business combination approved by the Board.

Issuance of the Rights does not in any way weaken the financial  strength of the
Company  or  interfere  with its  business  plans.  The  issuance  of the Rights themselves has no dilutive effect,  will not affect reported earnings per share, should not be taxable to the Company or to its stockholders, and will not change the way in which the Common Shares are presently traded. The Board believes that the Rights  represent a sound and  reasonable  means of  addressing  the complex issues of corporate policy created by the current takeover environment.

However,  the  Rights  may  have the  effect  of  rendering  more  difficult  or discouraging an acquisition of the Company deemed  undesirable by the Board. The
Rights may cause  substantial  dilution  to a person or group that  attempts  to acquire  the Company on terms or in a manner not  approved by the Board,  except pursuant to an offer  conditioned  upon the negation,  purchase or redemption of the Rights.

ITEM 3.03 MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS.

The information set forth in Items 1.01 and 5.03 is incorporated by reference.

ITEM 5.03 AMENDMENTS TO ARTICLES OF  INCORPORATION  OR BYLAWS;  CHANGE IN FISCAL
YEAR.

Certificate of Designation

In connection with the adoption of the Rights Agreement  referenced in Item 1.01 above,  the  Company  filed a  Certificate  of  Designation  of  Series A Junior
Participating  Preferred  Stock with the  Secretary  of the State of Delaware on
December  15,  2008.  See the  description  in Item 1.01 (also  incorporated  by reference in Item 3.03) of this Current  Report on Form 8-K for a more  complete description of the rights and  preferences of the Series A Junior  Participating
Preferred  Stock.  The  Certificate of Designation is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

By-Law Amendments

On December 13, 2008,  the Board approved  amendments to the Company's  Restated
By-Laws (the "By-Laws"), effective immediately. The amendments revise Article II of the  Company's  By-Laws.  The  principal  features of the  amendments  are as follows:

         Section  (2)  Notice of Annual  Meeting.  This  amendment  revises  the existing  by-law  provision  by  limiting  the  business  that  may  be transacted  at an annual  stockholders'  meeting to only such  business that is (a) specified in the notice of the annual  meeting given by the
         Board, (b) otherwise  properly brought before the annual meeting by the
         Board, or (c) otherwise properly brought before the annual meeting by a stockholder  of  record  on the date of giving  the  notice  and on the record date for the  determination of stockholders  entitled to vote at such meeting and who complies with the newly  proposed  advance  notice by-law summarized in Section (13) of the By-Laws below.

         Section (12) Action by Written Consent of Stockholders.  This amendment revises the existing  by-law  provision by requiring  stockholders  who wish to act by written  consent to request  that the Board set a record date for that action.

         Section (13) Stockholder Proposals and Nominations. This amendment is a new provision that requires a stockholder  who wishes to bring any item
         of  business  or  any  nomination  of  a  director   before  an  annual
         stockholders'  meeting to notify the Company not earlier  than 120 days and not  less  than 90  days  prior  to the  first  anniversary  of the preceding  year's  annual  meeting.  Whether in regard to a nominee for election to the Board or other  business,  the notice must  include the
         stockholder's   name  and   address,   certain   beneficial   ownership
         information,  any voting  arrangements  of which the  stockholder  is a part,  any  information  relating  to the  stockholder  that  would  be required to be  disclosed in a proxy  statement  required to be made in connection with solicitations of proxies for election of directors in a contested  election  under  federal  securities  laws,  and  any  other information reasonably requested by the Company.

         If the notice  relates to any  business  other than a  nomination  of a director, the notice must set forth a brief description of the business desired to be brought  before the meeting,  the reasons for  conducting such business at the meeting,  any material interest of the stockholder in such  business,  and a description of all  arrangements  between the stockholder  and any other  person in  connection  with the proposal of such business by the stockholder.

         If the  stockholder  proposes  to  nominate  a person for  election  or reelection  to the Board,  the notice must include (a) all  information that would be required to be disclosed in a proxy statement required to be made in  connection  with  solicitations  of proxies for election of directors  in a  contested  election  under  federal  securities  laws, including  such  person's  written  consent  to be named  in the  proxy statement as a nominee and to serve as a director if elected, and (b) a description of all material monetary arrangements during the past three years between the stockholder  and the proposed  nominee.  Lastly,  the notice must set forth a representation  that the stockholder intends to vote his/her stock at the meeting to nominate the person or propose the business specified in the notice.

         The  amendment  also  includes a provision  that  addresses a situation where the number of  directors  to be elected to the Board is increased and there is no public  announcement  by the Company  naming all of the nominees for director or specifying the size of the increased  Board at least 100 days prior to the first  anniversary of the preceding  year's annual meeting.  Under this scenario, a stockholder's notice will still be  considered  timely,  but only with  respect to nominees for any new positions  created by such increase in the size of the Board,  if it is delivered to the Company no later than the 10th day  following  the day on which the public  announcement naming all nominees or specifying the size of the increased Board is first made by the Company.

         Section (14)  Compliance  Determinations  for Director  Nominations and
         Stockholder Proposals. This amendment is a new provision that expressly requires director  nominations and stockholder  proposals to be made in compliance with the procedures set forth in the By-Laws.  The amendment also gives the Chairman of a  stockholders'  meeting the power and duty to determine whether a director  nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in  compliance  with the  procedures  set forth in the By-Laws,  and to disregard any proposed  director  nomination or business that is not in compliance with the By-Laws.

ITEM 8.01  OTHER EVENTS.

On December 16, 2008, the Company issued a press release describing the dividend distribution  and the Rights.  A copy of the press release is included herein as
Exhibit 99.1, which is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number      Description of Exhibit

3.1                 Form of  Certificate  of Designation of Series A Junior
                    Participating Preferred Stock of NN, Inc., as filed with the
                    Secretary of the State of Delaware on December 15, 2008.

3.2                 Amendments to the Restated By-Laws of NN, Inc.

4.1                 Rights  Agreement,  dated as of December  16,  2008,  by and between NN, Inc.  and  Computershare  Trust  Company,  N.A., including the form of Certificate of  Designation,  the Form of Right  Certificate  and the Summary of Rights To Purchase
                    attached thereto as Exhibits A, B and C, respectively.

99.1                Press Release of NN, Inc. dated December 16, 2008.

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                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                        NN, INC.

Date:  December 18, 2008                By: /s/ William C. Kelly, Jr.
                                            ------------------------------------
                                            Name :  William C. Kelly, Jr.
                                            Title :  Vice President and Chief
                                            Administrative Officer

Exhibit Index

Exhibit Number       Description of Exhibit

3.1                  Form of  Certificate  of  Designation  of  Series  A  Junior
                     Participating Preferred Stock of NN, Inc., as filed with the
                     Secretary of the State of Delaware on December 15, 2008.

3.2                  Amendments to the Restated By-Laws of NN, Inc.

4.1                  Rights  Agreement,  dated as of December  16,  2008,  by and between NN, Inc.  and  Computershare  Trust  Company,  N.A., including the form of Certificate of  Designation,  the Form of Right  Certificate  and the Summary of Rights To Purchase
                     attached thereto as Exhibits A, B and C, respectively.

99.1                 Press Release of NN, Inc. dated December 16, 2008.